Exhibit 99.3

EVEP Operational Update & 2018 Budget February 26, 2018

Forward - Looking Statements Statements made in this presentation that are not historical facts are “forward - looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements include information future plans, our reserve quantities and the present value of our reserves, estimates of maintenance capital and other statements which include words such as “anticipates,” “plans,” “projects,” “expects,” “intends,” “believes,” ”should,” and similar expressions of forward - looking information. Forward - looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of EV Energy Partners, L.P. These statements are based on certain assumptions made by EV Energy Partners based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Actual results may differ materially from those discussed in this presentation. Such risks and uncertainties include, but are not limited to, changes in commodity prices, changes in reserve estimates, requirements and actions of purchasers of properties (including the Utica Shale and Eagle Ford assets), exploration and development activities, the availability and cost of financing, the returns on our capital investments and acquisition strategies, the availability of sufficient cash flow to pay distributions and execute our business plan and general economic conditions. Additional information on risks and uncertainties that could affect our business prospects and performance are provided in the most recent reports of EV Energy Partners with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation. All forward - looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Any forward - looking statement speaks only as of the date on which such statement is made and EVEP undertakes no obligation to correct or update any forward - looking statement, whether as a result of new information, future events or otherwise. 2

Forward - Looking Statements (Cont’d) This presentation contains projections for the Company for the 2018 and 2019 fiscal years. Neither the Company nor its independent petroleum engineering firm have audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, none of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if our assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside our control. There can be no assurance that the projected results are indicative of the future performance of the Company. 3

(Production amounts in mmcfe/d) Average Daily Production Area Q4 % FY 2018% 18-Jan 18-Dec Jan-Dec Change Capital ($MM) Barnett 55.7 33% 59.0 33% 56.7 60.2 6% $27.2 Austin Chalk 17.7 10% 24.0 14% 20.6 25.9 25% 19.0 Karnes County 7.7 5% 7.2 4% 8.4 6.6 (22%) 8.6 Greater Mid-Con 10.8 6% 11.7 7% 12.1 11.9 (2%) 2.1 San Juan/Permian 27.8 16% 25.2 14% 26.3 24.6 (6%) 0.1 Appalachia 50.3 30% 49.6 28% 50.4 48.1 (5%) 0.0 Total 170.1 176.7 174.5 177.1 2% $57.0 Budget Production & Capital By Area 4 Note: Appalachia includes Utica, Michigan, and Monroe (1) Includes August 1, 2017 acquisition from acquisition date forward, which is currently producing approximately 2.7 mmcfed ▶ 70 gross wells budgeted to be drilled in 2018 ♦ 27 – Barnett @ 31% WI ♦ 10 – Chalk @ 12 - 40% WI ♦ 30 – Eagle Ford @ 2 - 6% WI ♦ 3 – Mid - Con (1)

Strip Rebound 2018 2019 2018 2019 Natural Gas $2.82 $2.78 $3.25 $3.25 Crude $61.76 $57.69 $70.00 $70.00 ▶ We use recent strip pricing as well as a rebound pricing case ▶ Production, margins, LOE, production taxes and Capex are from preliminary division budgets ♦ P roduction averages 176.7 mmcfed ♦ Natural gas ( - $0.39 per mcf) and crude ( - $3.50 per barrel) differentials are static dollar amounts, NGLs are ~38% of WTI ♦ LOE of $102 MM ♦ G&A of $27 MM (net of $14MM restructuring costs) ♦ Budgeted capital of $57MM ▶ Assumes restructuring is completed in 2Q ’18 with senior notes converting to equity and $14MM in restructuring costs ▶ 2019 assumptions include: ♦ 4% annual production growth from $57 MM of Capex ♦ LOE held flat at 4Q ’18 rate of $1.59/ Mcfe ♦ Cash G&A held flat 2018 Budget Assumptions 5

Financial Projections
Budget – Strip Pricing

EVEP

($mm unless otherwise specified)	1Q 2018	2Q 2018	3Q 2018	4Q 2018	2018E	2019E
Strip (2/23/2018) Price Deck						
Henry Hub ($/Mcf)	$3.00	$2.69	$2.76	$2.85	$2.82	$2.78
WTI ($/Bbl)	$60.95	$63.35	$62.15	$60.58	$61.76	$57.69
Gas Production (mmcf)	10,041	10,457	10,625	10,539	41,663	42,928
Oil Production (mbbls)	398	377	359	356	1,489	1,536
NGL Production (mbbls)	546	580	588	604	2,318	2,388
Total Production (mmcfe)	**15,703**	**16,200**	**16,307**	**16,297**	**64,506**	**66,469**
Total Production (mmcfe/d)	*174.5*	*178.0*	*177.3*	*177.1*	*176.7*	*182.1*
Oil & Gas Revenue	$61.7	$60.5	$60.2	$60.1	$242.5	$238.2
Hedge Gain (Loss)	2.0	–	–	–	2.0	–
Net Transportation Revenue	0.2	0.2	0.2	0.2	0.7	0.7
Total Revenue	**$63.9**	**$60.7**	**$60.4**	**$60.3**	**$245.3**	**$239.0**
LOE (incl. ad valorem and gathering)	$25.4	$25.5	$25.6	$26.0	$102.4	$106.0
Production Taxes	2.9	2.8	2.8	2.8	11.4	11.2
Cash General & Administrative [1]	7.1	6.7	6.7	6.7	27.2	27.2
Total Expenses	**$35.4**	**$35.0**	**$35.1**	**$35.5**	**$141.0**	**$144.4**
Adjusted EBITDAX	**$28.5**	**$25.8**	**$25.2**	**$24.8**	**$104.3**	**$94.6**
Less: Cash Interest Expense	$3.2	$3.3	$3.3	$3.3	$13.0	$11.9
Less: Total Capex	18.2	9.2	14.4	15.3	57.0	57.0
Less: Restructuring Charges	3.5	10.2	–	–	13.7	–
Free Cash Flow	**$3.6**	**$3.1**	**$7.5**	**$6.2**	**$20.5**	**$25.7**
Credit Facility	$262.6	$259.5	$252.0	$245.8	$245.8	$220.4
Senior Unsecured Notes	343.3	–	–	–	–	–
Total Debt	**$605.9**	**$259.5**	**$252.0**	**$245.8**	**$245.8**	**$220.4**
Total Debt / LTM EBITDAX	6.77x	2.77x	2.47x	2.36x	2.36x	2.33x

(1) G&A is net of $14MM restructuring costs

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Financial Projections
Budget – Rebound Pricing ($3.25 / $70.00)

($mm unless otherwise specified)	1Q 2018	2Q 2018	3Q 2018	4Q 2018	2018E	2019E
Rebound Pricing						
Henry Hub ($/Mcf)	$3.25	$3.25	$3.25	$3.25	$3.25	$3.25
WTI ($/Bbl)	$70.00	$70.00	$70.00	$70.00	$70.00	$70.00
Gas Production (mmcf)	10,041	10,457	10,625	10,539	41,663	42,928
Oil Production (mbbls)	398	377	359	356	1,489	1,536
NGL Production (mbbls)	546	580	588	604	2,318	2,388
Total Production (mmcfe)	**15,703**	**16,200**	**16,307**	**16,297**	**64,506**	**66,469**
Total Production (mmcfe/d)	*174.5*	*178.0*	*177.3*	*177.1*	*176.7*	*182.1*
Oil & Gas Revenue	$69.7	$70.4	$69.9	$69.9	$279.9	$288.4
Hedge Gain (Loss)	(0.2)	–	–	–	(0.2)	–
Net Transportation Revenue	0.2	0.2	0.2	0.2	0.7	0.7
Total Revenue	**$69.7**	**$70.6**	**$70.1**	**$70.1**	**$280.5**	**$289.2**
LOE (incl. ad valorem and gathering)	$25.4	$25.5	$25.6	$26.0	$102.4	$106.0
Production Taxes	3.3	3.3	3.3	3.3	13.2	13.6
Cash General & Administrative (1)	7.1	6.7	6.7	6.7	27.2	27.2
Total Expenses	**$35.8**	**$35.5**	**$35.6**	**$36.0**	**$142.8**	**$146.7**
Adjusted EBITDAX	**$33.9**	**$35.1**	**$34.5**	**$34.1**	**$137.7**	**$142.5**
Less: Cash Interest Expense	$3.2	$3.1	$2.9	$2.8	$12.0	$9.1
Less: Total Capex	18.2	9.2	14.4	15.3	57.0	57.0
Less: Restructuring Charges	3.5	10.2	–	–	13.7	–
Free Cash Flow	**$9.1**	**$12.6**	**$17.2**	**$16.0**	**$54.9**	**$76.3**
Credit Facility	$257.1	$244.5	$227.4	$211.4	$211.4	$135.3
Senior Unsecured Notes	343.3	–	–	–	–	–
Total Debt	**$600.4**	**$244.5**	**$227.4**	**$211.4**	**$211.4**	**$135.3**
Total Debt / LTM EBITDAX	6.32x	2.25x	1.80x	1.54x	1.54x	0.95x

(1) G&A is net of $14MM restructuring costs

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